UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2009

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Western Asset Inflation Management Fund Inc.

(IMF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	7

Statement of operations	8

Statements of changes in net assets	9

Statement of cash flows	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	25

Additional shareholder information	32

Dividend reinvestment plan	33

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take

Western Asset Inflation Management Fund Inc.	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—a historic low—and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . .. anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the

II	Western Asset Inflation Management Fund Inc.

cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended April 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. However, toward the end of the reporting period, investor risk aversion faded somewhat given some modestly positive economic data. This helped to drive spread sector (non-Treasury) prices higher. During the six months ended April 30, 2009, two-year Treasury yields fell from 1.56% to 0.91%. Over the same time frame, ten-year Treasury yields moved from 4.01% to 3.16%. For the six-month period ended April 30, 2009, the Barclays Capital U.S. Aggregate Indexv returned 7.74%.

During the reporting period, there was a significant shift in terms of expectations for inflation. While the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi, was -1.5% over the six-month period, fears of deflation were replaced by concerns of higher inflation in the future. This was, in part, triggered by the government’s massive stimulus program and its accommodative monetary policy. Against this backdrop, inflation-protected securities generated solid results, with the Barclays Capital Global Real Index: U.S. TIPSvii gaining 9.45% during the six months ended April 30, 2009.

The high-yield bond market produced outstanding results over the six months ended April 30, 2009. After generating poor results in November 2008, the asset class posted positive returns during four of the last five months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the six months ended April 30, 2009, the Citigroup High Yield Market Indexviii returned 15.09%.

When the reporting period began, the emerging market debt asset class was coming off one of its worst months ever, as the JPMorgan Emerging

Western Asset Inflation Management Fund Inc.	III

Letter from the chairman continued

Markets Bond Index Global (“EMBI Global”)ix had returned -14.89% in October 2008. However, emerging market debt prices then rallied sharply— posting positive returns during five of the six months of the reporting period. This was triggered by firming and—in some cases—rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the six months ended April 30, 2009, the EMBI Global returned 20.31%.

Performance review

For the six months ended April 30, 2009, Western Asset Inflation Management Fund Inc. returned 10.03% based on its net asset value (“NAV”)x and 17.74% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Real Index: U.S. TIPS, returned 9.45% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagexi returned 9.07% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.46 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$16.35 (NAV)	10.03%
$15.39 (Market Price)	17.74%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

The Board of Directors of the Fund has approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) as a subadviser to the Fund under an additional subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Singapore. Western Asset will supervise Western Singapore’s provision of services to the Fund. The appointment was effective as of February 3, 2009.

IV	Western Asset Inflation Management Fund Inc.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. The Western Singapore office is responsible, generally, for managing Asian (excluding Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Western Asset Inflation Management Fund Inc.	V

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

VI	Western Asset Inflation Management Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk, and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

Western Asset Inflation Management Fund Inc.	VII

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report.	1

Schedule of investments (unaudited)

April 30, 2009

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 89.6%
	U.S. Treasury Bonds, Inflation Indexed:
191,171	3.375% due 1/15/12	$202,940
12,023,894	3.000% due 7/15/12	12,711,517
5,694,840	1.875% due 7/15/13(a)	5,810,514
13,376,924	2.375% due 1/15/25	13,310,039
15,103,981	2.000% due 1/15/26(a)	14,188,302
5,043,246	1.750% due 1/15/28(b)	4,554,682
4,362,059	3.875% due 4/15/29(b)	5,256,281
	U.S. Treasury Notes, Inflation Indexed:
31,972,860	0.875% due 4/15/10(a)(b)	31,743,039
14,098,527	2.375% due 4/15/11(a)	14,411,345
183,712	2.000% due 1/15/14	187,501
14,244,174	1.625% due 1/15/15	14,199,661
11,373,415	2.000% due 1/15/16	11,593,775
2,447,758	2.500% due 7/15/16	2,586,208
2,936,830	1.625% due 1/15/18	2,928,572
9,346,575	1.375% due 7/15/18	9,133,361
889,344	2.125% due 1/15/19	930,476
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $141,667,370)	143,748,213
ASSET-BACKED SECURITIES — 0.2%
FINANCIALS — 0.2%
	Home Equity — 0.2%
488,823	Asset-Backed Funding Certificates, 2.613% due 1/25/34(c)	217,621
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(d)(e)(f)	74
263,552	GSAMP Trust, 1.588% due 11/25/34(c)	18,462
373,232	Renaissance Home Equity Loan Trust, 2.338% due 3/25/34(c)	114,307
8,853	SACO I Trust, 0.638% due 4/25/35(c)(e)	2,759
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34(e)(f)	7
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,286,032)	353,230
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
120,000	American Home Mortgage Investment Trust, 1.238% due 11/25/45(c)	8,405
268,328	Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 5.000% due 5/15/24(f)(g)	27
3,953,506	Federal National Mortgage Association (FNMA), STRIPS, IO, 5.500% due 7/1/18(f)(g)	311,790
240,807	Merit Securities Corp., 1.935% due 9/28/32(c)(e)	174,587

See Notes to Financial Statements.

2	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Structured Asset Securities Corp.:
66,556	1.538% due 2/25/28(c)	$63,391
204,296	1.438% due 3/25/28(c)	171,609
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $887,486)	729,809
CORPORATE BONDS & NOTES — 3.4%
ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	23,595
FINANCIALS — 2.8%
	Capital Markets — 0.0%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(e)(f)(h)	2,625
	Commercial Banks — 0.1%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(e)(f)(h)	330
260,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17(e)	202,046
	Total Commercial Banks	202,376
	Consumer Finance — 2.1%
1,500,000	Ford Motor Credit Co., Senior Notes, 2.701% due 1/15/10(c)	1,344,375
	GMAC LLC:
921,000	3.461% due 12/1/14(c)(e)	498,491
92,000	Senior Notes, 7.500% due 12/31/13(e)	58,010
111,000	Subordinated Notes, 8.000% due 12/31/18(e)	44,451
	SLM Corp., Medium-Term Notes:
1,000,000	1.310% due 2/1/10(c)	873,000
540,000	5.375% due 1/15/13	362,168
270,000	5.375% due 5/15/14	169,642
	Total Consumer Finance	3,350,137
	Diversified Financial Services — 0.6%
620,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(c)(i)	352,699
685,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(c)(i)	522,373
100,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18(e)	71,500
	Total Diversified Financial Services	946,572
	TOTAL FINANCIALS	4,501,710
MATERIALS — 0.2%
	Metals & Mining — 0.2%
360,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	295,012

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

April 30, 2009

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†		SECURITY	VALUE
UTILITIES — 0.4%
		Electric Utilities — 0.2%
250,000		EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(e)	$248,125
		Independent Power Producers & Energy Traders — 0.2%
		Energy Future Holdings Corp., Senior Notes:
12,000		10.875% due 11/1/17	8,250
348,000		11.250% due 11/1/17(j)	180,090
500,000		TXU Corp., Senior Notes, 6.550% due 11/15/34	154,447
		Total Independent Power Producers & Energy Traders	342,787
		TOTAL UTILITIES	590,912
		TOTAL CORPORATE BONDS & NOTES (Cost — $8,497,133)	5,411,229
MORTGAGE-BACKED SECURITIES — 1.4%
		FHLMC — 1.1%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
89,121		7.000% due 6/1/17(g)	93,637
1,589,858		8.500% due 9/1/24(g)	1,725,769
		Total FHLMC	1,819,406
		FNMA — 0.3%
		Federal National Mortgage Association (FNMA):
53,922		5.500% due 1/1/14(g)	56,582
315,361		7.000% due 3/15/15-6/1/32(g)	339,737
		Total FNMA	396,319
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,202,465)	2,215,725
SOVEREIGN BONDS — 2.3%
		Argentina — 0.1%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03(h)	11,671
150,000	EUR	8.500% due 7/1/04(h)	22,349
100,000	EUR	10.250% due 1/26/07(h)	14,900
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05(e)(h)	33,524
		Total Argentina	82,444
		Canada — 1.4%
2,218,574	CAD	Government of Canada, Bonds, 4.250% due 12/1/21	2,301,425
		Mexico — 0.2%
386,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	376,736
		Russia — 0.6%
		Russian Federation:
1,111		8.250% due 3/31/10(e)	1,149
175,000		11.000% due 7/24/18(e)	247,054

See Notes to Financial Statements.

4	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Russia — 0.6% continued
135,000	12.750% due 6/24/28(e)	$191,666
552,000	7.500% due 3/31/30(e)	542,881
	Total Russia	982,750
	TOTAL SOVEREIGN BONDS (Cost — $3,802,646)	3,743,355
SHARES
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
7,600	Corts-Ford Motor Co., 7.400%	73,188
2,100	Corts-Ford Motor Co., 8.000%	22,260
300	Ford Motor Co., Series F, 7.550%	3,105
	TOTAL CONSUMER DISCRETIONARY	98,553
FINANCIALS — 0.1%
	Consumer Finance — 0.0%
230	Preferred Blocker Inc., 7.000%(e)	69,014
	Diversified Financial Services — 0.0%
1,000	Preferred Plus, Trust, Series FRD-1, 7.400%	9,850
6,800	Saturns, Series F 2003-5, 8.125%	72,420
	Total Diversified Financial Services	82,270
	Thrifts & Mortgage Finance — 0.1%
126,025	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)(g)	64,273
112,300	Federal National Mortgage Association (FNMA), 8.250%(c)(g)	93,209
	Total Thrifts & Mortgage Finance	157,482
	TOTAL FINANCIALS	308,766
	TOTAL PREFERRED STOCKS (Cost — $6,380,874)	407,319
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $164,724,006)	156,608,880
FACE AMOUNT†
SHORT-TERM INVESTMENT — 2.4%
	Repurchase Agreement — 2.4%
3,853,000	Morgan Stanley tri-party repurchase agreement dated 4/30/09, 0.110% due 5/1/09; Proceeds at maturity — $3,853,012; (Fully collateralized by U.S. government agency obligation, 5.125% due 8/23/10; Market value — $3,967,221) (Cost — $3,853,000)	3,853,000
	TOTAL INVESTMENTS — 100.0% (Cost — $168,577,006#)	$160,461,880

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2009

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Illiquid security.
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(h)	Security is currently in default.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
EUR	— Euro
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
IO	— Interest Only
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
8	U.S. Treasury 30-Year Bonds Futures, Call (Premium received — $10,214)	5/22/09	$130.00	$1,750

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2009

ASSETS:
Investments, at value (Cost — $168,577,006)	$160,461,880
Foreign currency, at value (Cost — $69,857)	71,819
Cash	264
Dividends and interest receivable	783,457
Unrealized appreciation on swaps	477,622
Deposits with brokers for open futures contracts	85,492
Receivable from broker — variation margin on open futures contracts	15,562
Receivable for open swap contracts	7,189
Receivable for open forward currency contracts	2,804
Prepaid expenses	19,657
Total Assets	161,925,746
LIABILITIES:
Payable for open reverse repurchase agreement	45,097,750
Premiums received for open swaps	838,531
Unrealized depreciation on swaps	334,940
Investment management fee payable	79,630
Payable for open swap contracts	13,960
Payable for open forward currency contracts	7,972
Written options, at value (premium received $10,214)	1,750
Interest payable	197
Accrued expenses	88,290
Total Liabilities	46,463,020
TOTAL NET ASSETS	$115,462,726
NET ASSETS:
Par value ($0.001 par value; 7,061,160 shares issued and outstanding; 100,000,000 shares authorized)	$7,061
Paid-in capital in excess of par value	137,796,554
Overdistributed net investment income	(1,656,727)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(12,733,259)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(7,950,903)
TOTAL NET ASSETS	$115,462,726
Shares Outstanding	7,061,160
Net Asset Value	$16.35

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended April 30, 2009

INVESTMENT INCOME:
Dividends	$79,346
Interest	1,818,641
Inflation Index Adjustment (Note 1)	(3,525,633)
Total Investment Income	(1,627,646)
EXPENSES:
Investment management fee (Note 2)	415,278
Interest expense (Note 3)	66,910
Legal fees	32,187
Shareholder reports	32,011
Audit and tax	30,129
Directors’ fees	16,287
Excise tax (Note 1)	12,389
Stock exchange listing fees	9,276
Transfer agent fees	3,669
Insurance	1,934
Custody fees	1,175
Miscellaneous expenses	4,992
Total Expenses	626,237
NET INVESTMENT LOSS	(2,253,883)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,743,284)
Futures contracts	(932,912)
Written options	55,165
Swap contracts	17,533
Foreign currency transactions	330,582
Net Realized Loss	(2,272,916)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	15,106,520
Futures contracts	15,562
Written options	5,683
Swap contracts	524,121
Foreign currencies	(362,155)
Change in Net Unrealized Appreciation/Depreciation	15,289,731
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	13,016,815
INCREASE IN NET ASSETS FROM OPERATIONS	$10,762,932

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:
Net investment income (loss)	$(2,253,883)	$9,801,229
Net realized gain (loss)	(2,272,916)	2,656,108
Change in net unrealized appreciation/depreciation	15,289,731	(26,246,351)
Increase (Decrease) in Net Assets From Operations	10,762,932	(13,789,014)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,248,133)	(6,169,419)
Decrease in Net Assets From Distributions to Shareholders	(3,248,133)	(6,169,419)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (0 and 762,841 tendered shares, respectively) (Note 5)	—	(14,096,519)
Decrease in Net Assets From Fund Share Transactions	—	(14,096,519)
INCREASE (DECREASE) IN NET ASSETS	7,514,799	(34,054,952)
NET ASSETS:
Beginning of period	107,947,927	142,002,879
End of period*	$115,462,726	$107,947,927
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(1,656,727)	$3,845,289

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	9

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$1,774,891
Operating expenses paid	(691,737)
Interest paid	(68,908)
Net purchases of short-term investments	(2,013,000)
Realized loss on futures contracts	(932,912)
Realized gain on options	55,165
Realized gain on swap contracts	17,533
Realized gain on foreign currency transactions	330,582
Net change in unrealized appreciation on futures contracts	15,562
Net change in unrealized depreciation on foreign currencies	(362,155)
Purchases of long-term investments	(73,738,878)
Proceeds from disposition of long-term investments	54,488,829
Premium for written options	10,214
Premium for written swaps	838,531
Change in receivable from broker — variation margin	143,355
Change in receivable/payable for open forward currency contracts	354,502
Change in payable on swap contracts	(10,116)
Net Cash Used by Operating Activities	(19,788,542)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,248,133)
Cash deposits with brokers for futures contracts	(85,492)
Proceeds from reverse repurchase agreements	23,193,442
Net Cash Flows Provided by Financing Activities	19,859,817
NET INCREASE IN CASH	71,275
Cash, beginning of year	808
Cash, end of year	$72,083
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$10,762,932
Accretion of discount on investments	3,203,462
Amortization of premium on investments	97,529
Increase in investments, at value	(28,605,700)
Decrease in payable for securities purchased	(6,412,266)
Decrease in interest and dividends receivable	36,157
Decrease in premium for written options	(5,692)
Increase in premium for written swaps	781,703
Decrease in swap contracts payable	(10,116)
Increase in payable for open forward currency contracts	354,502
Decrease in receivable from broker — variation margin	143,355
Increase in prepaid expenses	(10,040)
Decrease in interest payable	(1,998)
Decrease in accrued expenses	(122,370)
Total Adjustments	(30,551,474)
NET CASH FLOWS USED BY OPERATING ACTIVITIES	$(19,788,542)

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2009[1,2]	2008[2]	2007[2]	2006[2]	2005[2]	2004[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.29	$18.15	$17.89	$19.22	$19.74	$19.06 [4]
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.32)	1.32	0.66	0.86	1.00	0.29
Net realized and unrealized gain (loss)	1.84	(3.39)	0.28	(0.55)	(0.34)	0.65
Total income (loss) from operations	1.52	(2.07)	0.94	0.31	0.66	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.83)	(0.72)	(1.26)	(1.18)	(0.26)
Net realized gains	—	—	—	(0.38)	—	—
Return of capital	—	—	—	(0.04)	—	—
Total distributions	(0.46)	(0.83)	(0.72)	(1.68)	(1.18)	(0.26)
Increase in Net Asset Value due to shares repurchased in tender offer	—	0.04	0.04	0.04	—	—
Decrease in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	—	—	(0.00)[5]
NET ASSET VALUE, END OF PERIOD	$16.35	$15.29	$18.15	$17.89	$19.22	$19.74
MARKET PRICE, END OF PERIOD	$15.39	$13.49	$16.16	$15.87	$17.02	$18.60
Total return, based on NAV[6,7]	10.03%	(11.87)%	5.65%	1.98%	3.42%	4.97%
Total return, based on Market Price[7]	17.74%	(12.15)%	6.51%	2.96%	(2.32)%	(5.70)%
NET ASSETS, END OF PERIOD (000s)	$115,463	$107,948	$142,003	$155,075	$185,105	$190,115
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.12%[8]	1.40%	1.45%[9]	3.64%	2.42%	0.89%[8]
Gross expenses, excluding interest expense	1.00 [8]	1.03 [10]	0.95 [9]	1.17	1.04	0.87 [8]
Net expenses	1.12 [8]	1.40 [10]	1.45 [9,11]	3.64 [11]	2.42	0.89 [8]
Net expenses, excluding interest expense	1.00 [8]	1.03	0.94 [9,11]	1.17 [11]	1.04	0.87 [8]
Net investment income	(4.03)[8]	7.16	3.69	4.75	5.10	3.44 [8]
PORTFOLIO TURNOVER RATE	25%[12]	70%[12]	39%[12]	33%	42%	23%

1	For the six months ended April 30, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period May 25, 2004 (inception date) to October 31, 2004.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5	Amount represents less than $0.01 per share.
6

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would not have changed.

10	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
11	Reflects fee waivers and/or expense reimbursements.
12

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 39% for the six months ended April 30, 2009 and 122% and 55% for the years ended October 31, 2008 and October 31, 2007, respectively.

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

12	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$160,461,880	$407,319	$160,054,561	—
Other financial instruments*	151,326	13,812	137,514	—
Total	$160,613,206	$421,131	$160,192,075	—

*  Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of October 31, 2008	$ 207,106
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(207,106)
Balance as of April 30, 2009	—
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(185,253	)(1)

(1)  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the

14	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where

16	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The

18	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

the distributions from such taxable income for the year. The fund paid $74,323 of Federal excise taxes attributable to calendar year 2008 in March 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serves as additional subadviser to the Fund, under an additional subadvisory agreement with Western Asset. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings, used for leverage.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. In addition, effective February 3, 2009, Western Asset will also pay Western Singapore a subadvisory fee of 0.30% on assets managed by Western Singapore.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

20	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

3. Investments

During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$2,982,348	$64,344,264
Sales	1,916,030	52,580,000

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,287,841
Gross unrealized depreciation	(10,402,967)
Net unrealized depreciation	$(8,115,126)

At April 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
Euro Bundes Obligationer	17	6/09	$2,595,704	$2,611,266	$15,562

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2009 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$25,976,778	0.512%	$45,681,270

*  Average based on the number of days that the Fund had reversed repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.100% to 1.300% during the six months ended April 30, 2009. Interest expense incurred on reverse repurchase agreements totaled $66,910.

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

At April 30, 2009, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$5,500,250	Reverse Repurchase Agreement with Deutsche Bank, dated 4/30/09 bearing 0.300% to be repurchased at $5,500,892 on 5/14/09, collateralized by: $4,900,000 U.S. Treasury Inflation Indexed Note, 1.875% due 7/15/13; Market value (including accrued interest) $5,026,431	$5,500,250
12,930,000	Reverse Repurchase Agreement with Deutsche Bank, dated 4/30/09 bearing 0.300% to be repurchased at $12,931,509 on 5/14/09, collateralized by: $12,000,000 U.S. Treasury Inflation Indexed Note, 0.875% due 4/15/10; Market value (including accrued interest) $11,918,334	12,930,000
13,682,500	Reverse Repurchase Agreement with Deutsche Bank, dated 4/30/09 bearing 0.300% to be repurchased at $13,684,096 on 5/14/09, collateralized by: $13,000,000 U.S. Treasury Inflation Indexed Note, 2.375% due 4/15/11; Market value (including accrued interest) $13,301,941	13,682,500
12,985,000	Reverse Repurchase Agreement with Deutsche Bank, dated 4/30/09 bearing 0.300% to be repurchased at $12,986,515 on 5/14/09, collateralized by: $14,000,000 U.S. Treasury Inflation Indexed Note, 2.000% due 1/15/26; Market value (including accrued interest) $13,233,239	12,985,000
	Total reverse repurchase agreements (Proceeds — $45,097,750)	$45,097,750

During the six months ended April 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding October 31, 2008	14	$ 15,906
Options written	85	49,474
Options closed	—	—
Options expired	(91)	(55,166)
Written options, outstanding April 30, 2009	8	$ 10,214

At April 30, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
Euro	120,000	$158,924	5/12/09	$ 2,804
Contracts to Sell:
Euro	120,000	158,924	5/12/09	$(5,162)
Euro	120,000	158,863	8/19/09	(2,810)
				$(7,972)
Net unrealized loss on open forward foreign currency contracts				$(5,168)

22	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

At April 30, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED APPRECIATION
Interest Rate Swaps:
Barclay’s Capital Inc.	$2,750,000	3/18/39	4.250%	3-Month LIBOR	$477,622

‡  Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (CDX NA IG.8)	$6,832,000	6/20/12	0.350% quarterly	$(384,126)	$(49,186)	$(334,940)

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Distributions subsequent to April 30, 2009

On February 9, 2009, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.05 per share payable on May 29, 2009 to shareholders of record on May 22, 2009. On May 26, 2009, the Board of the Fund declared three dividends, each in the amount of $0.05 per share payable on June 26, 2009, July 31, 2009 and August 28, 2009 to shareholders of record on June 19, 2009, July 24, 2009 and August 21, 2009 respectively.

5. Tender offers

During the year ended October 31, 2006, the Fund, in accordance with its tender offer for up to 963,251 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.42 per share (98% of the net asset value per share of $17.77 on July 28, 2006). These shares represent 10% of the Fund’s then outstanding shares.

During the year ended October 31, 2007, the Fund, in accordance with its tender offers for up to 433,463 and 411,790 of its issued and outstanding shares of

Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

common stock, accepted and made payment of these shares at $17.08 and $17.17 per share, respectively (98% of the net asset values per share of $17.42 on January 17, 2007 and $17.52 on July 23, 2007). These shares represent 5% of the Fund’s then outstanding shares.

During the ended October 31, 2008, the Fund, in accordance with its tender offer for up to 391,201 and 371,640 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $18.63 and $18.32 per share (98% of the net asset value per share of $19.01 on January 15, 2008 and $18.69 on July 15, 2008). These shares represent 5% of the Fund’s then outstanding shares.

6. Capital loss carryforward

As of October 31, 2008, the Fund had a net capital loss carryforward of $10,041,851, of which $4,141,611 expires in 2014 and $5,900,240 expires in 2015. These amounts will be available to offset any future taxable capital gains.

7. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

24	Western Asset Inflation Management Fund Inc. 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Inflation Management Fund Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-End Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-End Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Western Asset Inflation Management Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end BBB-rated corporate debt funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

26	Western Asset Inflation Management Fund Inc.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 3-year periods ended June 30, 2008 was ranked third among the eleven funds in the Performance Universe for that period. The Manager noted that the Subadviser assumed portfolio management responsibility for the Fund in December 2005. The Board noted the small number of funds in the Performance Universe, which made meaningful comparisons difficult. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and six other leveraged closed-end BBB-rated corporate debt funds, as classified by Lipper. The Expense Universe consisted of seven funds, including the Fund, with assets ranging from the Fund’s $146.0 million to $2.056 billion.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed, among other things, that the Fund’s contractual Management Fee was ranked fourth among the seven funds in the Expense Universe; the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by managers of the other funds in the Expense Universe) was ranked fifth among the funds in the Expense Universe; and the Fund’s actual total expenses ranked third among the funds in the Expense Universe. The Board noted that the small number and varying sizes of funds in the Expense Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult.

Western Asset Inflation Management Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) continued

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board received assurances at the Contract Renewal Meeting that there had been no significant changes to those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had decreased by 15 percent over the period covered by the analysis. The Board did not consider profitability to the Manager in providing services to the Fund to be excessive in light of the nature, scope and quality of such services.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through

28	Western Asset Inflation Management Fund Inc.

appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Board approval of new non-U.S. sub-advisory agreement

An additional investment advisory arrangement between Western Asset and a non-U.S. affiliate of Western Asset was approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved a sub-advisory agreement (the “Non-U.S. Sub-Advisory Agreement”) between Western Asset and Western Asset Management Company Pte. Ltd. (Singapore) (“Western Asset Singapore”) for an initial term of two years. After its initial term, the Non-U.S. Sub-Advisory Agreement will continue in effect only so long as such continuance is approved annually by the Board of Directors, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding Western Asset Singapore and its proposed role in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to

Western Asset Inflation Management Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) continued

the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement. The Manager noted that the Sub-Advisory Agreement authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and Western Asset Singapore. Among other things, the Manager advised that all investment personnel of Western Asset Singapore reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that other personnel of Western Asset Singapore, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to Western Asset’s department heads. The Non-U.S. Subadviser has been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. The Non-U.S. Subadviser has access to Western Asset’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement that Western Asset Singapore, among other things, would offer a local presence, along with trading and investment expertise, in its region and would be expected to provide related operational efficiencies.

The Manager and Western Asset assured the Board that appointment of Western Asset Singapore would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance program and policies and procedures of Western Asset Singapore with the Board and provided assurances that such program, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreement are substantially the same as the terms and conditions of the existing Sub-Advisory Agreement and that Western Asset would be responsible for payment of Western Asset Singapore’s fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreement.

The Manager advised the Board that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” of the Management Agreement or Sub-Advisory

30	Western Asset Inflation Management Fund Inc.

Agreement, as defined in the 1940 Act, resulting in an automatic termination of the Agreement and would not be deemed a material amendment of the Management Agreement or Sub-Advisory Agreement requiring shareholder approval of the Non-U.S. Sub-Advisory Agreement under the 1940 Act. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved the new Non-U.S. Sub-Advisory Agreement based substantially upon the authority of Western Asset to appoint subadvisers under the Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the Non-U.S. Sub-Advisory Agreement; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreement; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of Western Asset Singapore’s activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” and, therefore, would not cause a termination of the Management or Sub-Advisory Agreement or require Fund shareholder approval of the Non-U.S. Sub-Advisory Agreement under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 13 and 14, 2007 in approving the continuation of the Management and Sub-Advisory Agreements for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreement would not affect those prior findings and that approval of the Non-U.S. Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve the Agreement. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreement and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or their affiliates, including Western Asset Singapore, were present.

Western Asset Inflation Management Fund Inc.	31

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Inflation Management Fund Inc. was held on March 20, 2009, for the purpose of considering and voting upon (1) the election of Directors and (2) a shareholder proposal regarding open-ending or liquidating the Fund. The following table provides information concerning the matters voted upon at the Meeting:

1. Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Carol L. Colman	6,218,107	203,621
Daniel P. Cronin	6,219,372	202,356
Paolo M. Cucchi	6,207,957	213,770

At April 30, 2009, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

2. Stockholder proposal regarding open-ending or liquidating the Fund

VOTES FOR	VOTES AGAINST	ABSTAIN
687,925	4,029,853	94,456

32	Western Asset Inflation Management Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Inflation Management Fund Inc.	33

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

34	Western Asset Inflation Management Fund Inc.

Western Asset Inflation Management Fund Inc.

Directors	Subadvisers
Carol L. Colman	Western Asset Management Company
Daniel P. Cronin
Paolo M. Cucchi	Western Asset Management Company Limited
Leslie H. Gelb
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd. in Singapore
Chairman
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Albert Laskaj
Controller	New York Stock Exchange Symbol
IMF
Steven Frank
Controller

Western Asset Inflation Management Fund Inc.
55 Water Street
New York, New York 10041

Investment manager
Legg Mason Partners Fund Advisor, LLC

Western Asset Inflation Management Fund Inc.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

55 Water Street

New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS04053 6/09 SR09-834

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1)    Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Inflation Management Fund Inc.

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Inflation Management Fund Inc.

Date:	July 1, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Inflation Management Fund Inc.

Date:	July 1, 2009